Regulatory Matters	12 Months Ended
Dec. 31, 2010
Regulatory Matters [Abstract]
Regulatory Matters
35.	Regulatory Matters

Bluegreen

The vacation ownership and real estate industries are subject to extensive and complex federal, state, and local governmental regulation. Bluegreen is subject to various federal, state, local and foreign environmental, zoning, consumer protection and other statutes and regulations regarding the acquisition, subdivision, marketing and sale of real estate and VOIs and various aspects of its financing operations. On a federal level, the Federal Trade Commission has taken an active regulatory role through the Federal Trade Commission Act, which prohibits unfair or deceptive acts or unfair competition in interstate commerce. In addition, many states have what are known as “Little FTC Acts” that apply to intrastate activity. In addition to the laws applicable to its customer financing and other operations discussed below, Bluegreen is or may be subject to the Fair Housing Act and various other federal statutes and regulations. Bluegreen is also subject to various foreign laws with respect to La Cabana Beach and Racquet Club in Oranjestad, Aruba. In addition, there can be no assurance that in the future, VOIs will not be deemed to be securities subject to regulation as such, which could have a material adverse effect on Bluegreen. There is no assurance that the cost of complying with applicable laws and regulations will not be significant or that we will maintain compliance at all times with all applicable laws, including those discussed below. Any failure to comply with current or future applicable laws or regulations could have a material adverse effect on Bluegreen.

Bluegreen’s customer financing activities are also subject to extensive regulation, which can include, but are not limited to: the Truth-in-Lending Act and Regulation Z; the Fair Housing Act; the Fair Debt Collection Practices Act; the Equal Credit Opportunity Act and Regulation B; the Electronic Funds Transfer Act and Regulation E; the Home Mortgage Disclosure Act and Regulation C; Unfair or Deceptive Acts or Practices and Regulation AA; the Patriot Act; the Right to Financial Privacy Act; the Gramm-Leach-Bliley Act; the Fair and Accurate Credit Transactions Act; and anti-money laundering laws, among others.

As a public company, Bluegreen is subject to reporting and other requirements of the Securities Exchange Act of 1934.

BankAtlantic Bancorp and BFC

BFC and BankAtlantic Bancorp are “unitary savings and loan holding companies” subject to regulatory oversight. This oversight includes examination and supervision by, and reporting requirements to, the OTS. BFC and BankAtlantic Bancorp are also subject to the reporting and other requirements of the Securities Exchange Act of 1934.

In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act was signed into law permanently raising the maximum standard deposit insurance to $250,000 per depositor, for each ownership category as defined by the FDIC. The Act also provides for full deposit insurance coverage on non-interest bearing deposit accounts until December 31, 2012.

The ability of BankAtlantic to pay dividends or make other distributions to BankAtlantic Bancorp in subsequent periods is subject to regulations and OTS approval and is based upon BankAtlantic’s regulatory capital levels and net income. Under the terms of the Order entered into by BankAtlantic with the OTS during the first quarter of 2011 (“the Bank Order”), BankAtlantic is prohibited from paying dividends to BankAtlantic Bancorp without the prior written non-objection of the OTS. The OTS would not approve any distribution that would cause BankAtlantic to fail to meet its capital requirements or if the OTS believes that a capital distribution by BankAtlantic constitutes an unsafe or unsound action or practice, and there is no assurance that the OTS will approve future capital distributions from BankAtlantic. Accordingly, BankAtlantic Bancorp does not expect to receive cash dividends from BankAtlantic in the foreseeable future. However, BankAtlantic Bancorp may receive dividends from its asset work-out subsidiary upon the monetizing of the subsidiaries’ non-performing loans. There is no assurance that BankAtlantic Bancorp will be able to monetize the loans on acceptable terms, if at all. During the year ended December 31, 2008, BankAtlantic paid $15 million of dividends to BankAtlantic Bancorp. BankAtlantic did not pay dividends to BankAtlantic Bancorp during the years ended December 31, 2010 and 2009.

BFC did not receive dividends from BankAtlantic Bancorp during the year ended December 31, 2010. Under the terms of the Order entered into by BankAtlantic Bancorp with the OTS during the first quarter of 2011, BankAtlantic Bancorp is restricted from paying dividends on its common stock without the prior written non-objection of the OTS. In addition, during February 2009, BankAtlantic Bancorp elected to exercise its right to defer payments of interest on its trust preferred junior subordinated debt. BankAtlantic Bancorp is permitted to defer quarterly interest payments for up to 20 consecutive quarters. During the deferral period, BankAtlantic Bancorp is prohibited from paying dividends to its shareholders, including BFC. While BankAtlantic Bancorp can end the deferral period at any time, BankAtlantic Bancorp has indicated that it anticipates that it may continue to defer such interest payments for the foreseeable future.

BFC, on a parent company only basis, has committed that it will not, without the prior written non-objection of the OTS declare or pay any dividends or other capital distributions other than dividends payable on BFC’s currently outstanding preferred stock of approximately $187,500 a quarter, as discussed further in Note 30 to these audited consolidated financial statements. The Company has never paid cash dividends to its common shareholders.

Pursuant to the terms of the Bank Order, BankAtlantic is required to attain by June 30, 2011 and maintain a tier 1 (core) capital ratio equal to or greater than 8% and a total risk-based capital ratio equal to or greater than 14%. At December 31, 2010, BankAtlantic had a tier 1 (core) capital ratio of 6.22% and a total risk-based capital ratio of 11.72%. During the years ended December 31, 2010 and 2009, BankAtlantic Bancorp Parent Company contributed $28 million and $105 million, respectively, of capital to BankAtlantic. BankAtlantic may not meet the required regulatory capital ratios in the timeframe set forth by the Bank Order or at all.

BankAtlantic’s actual capital amounts and ratios are presented in the following table and are compared to the prompt corrective action (“PCA”) “well capitalized” and the Bank Order capital requirements that BankAtlantic must attain by June 30, 2011 and maintain. (dollars in thousands):

					Bank Order
			PCA Defined		Capital
	Actual		Well Capitalized		Requirements
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of December 31, 2010
Total risk-based capital	$334,601	11.72%	$285,541	10.00%	$399,758	14.00%
Tier I risk-based capital	$276,362	9.68%	$171,325	6.00%	$171,325	6.00%
Tangible capital	$276,362	6.22%	$66,672	1.50%	$66,672	1.50%
Core capital	$276,362	6.22%	$222,240	5.00%	$355,584	8.00%
As of December 31, 2009:
Total risk-based capital	$422,724	12.56%	$336,466	10.00%
Tier I risk-based capital	$357,660	10.63%	$201,880	6.00%
Tangible capital	$357,660	7.58%	$70,814	1.50%
Core capital	$357,660	7.58%	$236,046	5.00%